CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the report of Palmer Square Opportunistic Income Fund (the “Trust”) for the six months  ended January 31, 2026 (the “Report”), each of the undersigned officers of the Trust does hereby certify that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2026

By:         __/s/Jeffrey D. Fox _________________
Jeffrey D. Fox
President and Principal Executive Officer

By:         __/s/ Courtney Gengler   _____________
Courtney Gengler
Treasurer and Principal Financial Officer

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Palmer Square Opportunistic Income Fund for purposes of Section 18 of the Securities Exchange Act of 1934.